PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (together with all attached schedules and exhibits, in each case, as amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”) is executed as of December 14, 2023 by and among LFTD Partners  Inc., a Nevada corporation (“LFTD”)  and Lifted Liquids, Inc., an Illinois corporation (“LLI” and together with LFTD, collectively and jointly and severally, the “Borrower”), and each of the other Persons party hereto from time to time as “Grantors”, for the benefit of and Surety Bank (“Lender”).

RECITALS

A.Borrower, the other Grantors from time to time party thereto, and Lender have entered into that certain Credit Agreement dated as of December 14, 2023 (as amended, restated, supplemented,   or otherwise modified from time to time, the “Credit Agreement”).

B.As a condition precedent to Lender’s agreement to extend credit under the Credit Agreement, Lender requires that each Grantor execute this Agreement to secure the prompt and complete payment and performance of the Secured Obligations (as defined below).

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.Certain Definitions. Each capitalized term used but not defined in this Agreement has the meaning given that term in the Credit Agreement. Terms defined in the UCC which are not otherwise defined in this Agreement are used herein as defined in the UCC. As used in this Agreement, the following terms have the meanings indicated:

Collateral is defined in Section 2.

Debtor Relief Law means the bankruptcy code and any other applicable law governing bankruptcy, insolvency, assignments for the benefit of creditors, receiverships, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

Equity Interests means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, membership interests in a limited liability company, partnership interests (general or limited), beneficial interests in a trust or other equity ownership interests in a person, or any warrants, options or other rights to acquire such interests or other ownership interests of such person.

Grantor means each person (other than Lender) party to this Agreement (including any additional Person executing a joinder or supplement hereto as a “Grantor”) and includes such Grantor as a debtor-in- possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for such Grantor or all or substantially all of such Grantor’s assets pursuant to any Debtor Relief Law.

Issuer means Lifted Liquids, Inc., an Illinois corporation, Bendistillery, Inc., an Oregon corporation, Bend Spirits, Inc., an Oregon corporation, and Ablis Holding Company, an Oregon corporation.

Lender is defined in the preamble to this Agreement.

Obligor(s) means the Borrower and the Grantors.

Pledged Interests means (a) the Equity Interests described in Schedule 1 and (b) all other Equity Interests of the Issuers at any time and from time to time acquired by Grantor, in each case whether or not evidenced or represented by any certificate, certificated security, or other instrument.

Secured Obligations means any and all existing and future indebtedness and liabilities of every kind, nature, and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Grantors, the Borrower, and each other Obligor to Lender, including, without limitation, the obligations.

Security Interest means the security interest granted, and the pledges and collateral assignments made, by Grantor to Lender under Section 2 of this Agreement.

2.Security Interest. To secure the prompt, unconditional, and complete payment and performance of the Secured Obligations when due, Grantor hereby pledges and collaterally assigns to Lender, and grants to Lender a continuing security interest in, all of Grantor’s right, title and interest in, to, and under the following, in each case, whether now owned or hereafter acquired, created, or existing and howsoever Grantor’s interest therein may arise or appear (collectively, the “Collateral”):

(a)the Pledged Interests;

(b)any certificates representing the Pledged Interests;

(c)all options and other rights, contractual or otherwise, in respect of the Pledged Interests, and all dividends, distributions, revenue, cash, instruments, investment property, financial assets, Equity Interests, notes, debentures, bonds, promissory notes, and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Interests;

(d)all security entitlements with respect to any and all of the foregoing; and

(e)all proceeds (including proceeds of proceeds) of any and all of the foregoing.

Without limiting the security interest granted hereby, each Grantor hereby grants to Lender an irrevocable license in Grantors’ trade names, trademarks, and service marks, together with each Grantor’s goodwill associated with such trade names, trademarks, and service marks, for purposes of allowing Lender to use the same in connection with any foreclosure sale, auction, or other disposition of any assets, whether pursuant to the UCC, this Agreement, or otherwise.

3.Collateral Security; No Assumption or Modification. The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Secured Obligations when due, and is given as security only. Lender does not assume, and shall not be liable for, any of Grantors’ liabilities, duties or obligations under, or in connection with, the Collateral. Lender’s acceptance of this Agreement, or its taking any action in carrying out this Agreement, does not constitute its approval of the Collateral or its assumption of any liability, duty, or obligation under, or in connection with, the Collateral. This Agreement does not affect or modify any Grantor’s obligations with respect to the Collateral.

4.Fraudulent Conveyance. Notwithstanding anything contained in this Agreement to the contrary, each Grantor agrees that if, but for the application of this Section, the Secured Obligations or any Security Interest would constitute a preferential transfer under 11 U.S.C. § 547, a fraudulent conveyance under 11 U.S.C. § 548 (or any successor section) or a fraudulent or voidable conveyance or transfer under any state fraudulent or voidable conveyance or fraudulent or voidable transfer law or similar law in effect from time to time, then the Secured Obligations and each affected Security Interest will be enforceable against each Grantor to the maximum extent possible without causing the Secured Obligations or any Security Interest to be fraudulent or voidable.

5.Representations and Warranties. Grantor hereby represents and warrants to Lender as follows:

(a)The Pledged Interests are duly authorized, validly issued, fully paid and non- assessable, and the transfer thereof is not subject to any restrictions other than restrictions imposed by applicable securities and corporate laws.

(b)Grantor owns the Collateral free and clear of all Liens except for the Lien created pursuant to this Agreement.

(c)The information contained in Schedule 1 is accurate and sufficiently describes all of the Collateral.

6.Covenants. Grantor shall:

(a)not sell, assign or otherwise dispose of any Collateral, except as may be permitted under the Credit Agreement,

(b)not create, incur or suffer to exist any other Lien upon any of the Collateral, except for the Lien created hereby,

(c)at Lender’s reasonable request and at Grantor’s expense, file or cause to be filed such applications and take such other actions to obtain the consent or approval of any governmental authority to effectuate Lender’s rights hereunder, including, without limitation, the right to sell all the Collateral upon an Event of Default without additional consent or approval from such governmental authority (and, because Grantor agrees that Lender’s remedies at law for failure of Grantor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Grantor agrees that its covenants in this provision may be specifically enforced).

(d)from time to time promptly execute and deliver to Lender all such other equity transfer powers (including any such transfer power in the form attached hereto as  Exhibit A), assignments, certificates, supplemental documents, and financing statements (if appropriate), and do all other acts or things as Lender may reasonably request in order to more fully create, evidence, perfect, continue and preserve the priority of the Security Interest.

7.Default; Remedies. Upon the occurrence and during the continuance of an Event of Default, subject to the terms and conditions of the Credit Agreement, Lender may, at its election, exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation, exercising any and all transfer powers (including any such transfer power in the form attached hereto as Exhibit A) or applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Grantor hereby consents to any such appointment).

8.Notice. To the extent required under the UCC or other applicable law, commercially reasonable notification of the time and place of any public sale of the Collateral, or commercially reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Grantor and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Lender may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that any notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is commercially reasonable for the purposes of this Agreement and applicable law.

9.Sales of Equity Interests. Grantor recognizes that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Interests or any other Equity Interests constituting Collateral. Lender is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Lender to render such sale exempt from the registration requirements of the Securities Act, and any applicable state securities laws, and no sale so made in good faith by Lender shall be deemed not to be “commercially reasonable” because so made. Lender may make one or more private sales of any such Equity Interests to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay the sale of any such Equity Interests for the period of time necessary to permit the issuer of such Equity Interests to register such Equity Interests for public sale under the Securities Act. Grantor further acknowledges and agrees that any offer to sell such Equity Interests which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Orange County, Florida (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9 610(c) of the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Lender may, in such event, bid for the purchase of such Equity Interests.

10.Application of Proceeds. Lender shall apply the proceeds of any sale or other disposition of the Collateral in accordance with the terms of the Credit Agreement.

11.Other Rights of Lender.

(a)Performance. In the event any Grantor fails to preserve the priority of the Security Interest in any of the Collateral or, upon the occurrence and during the continuance of an Event of Default, otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Lender may (but is not required to) prosecute or defend any suits in relation to the Collateral or take any other action which any Grantor is required to take under the Loan Documents, but has failed to take. Any sum which may be expended or paid by Lender under this Section (including, without limitation, court costs and reasonable attorneys’ fees and expenses) shall (unless otherwise agreed by Lender) accrue interest from the date of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Grantors to Lender upon demand and shall be part of the Secured Obligations.

(b)Collections on Collateral.

(i)Each Grantor hereby irrevocably authorizes Lender to notify each Person obligated with respect to any of the Collateral as an issuer of Pledged Interests or otherwise (each such Person a “Collateral Obligor”), to make payment directly to Lender and Lender may take control of the proceeds paid to Lender. Upon such notice from Lender, each Collateral Obligor is hereby authorized and directed by Grantor to make payments on any of the Collateral (including, without limitation, dividends and other distributions) directly to Lender, regardless of whether Grantor was previously making collections thereon. Until such notice is given, Grantor is authorized to retain and expend all payments made on Collateral to the extent such payments are permitted by the Loan Documents. Lender agrees with Grantors that Lender shall not elect to exercise these rights unless an Event of Default has occurred and is continuing.

(ii)If any Collateral Obligor fails or refuses to make payment on any Collateral when due, Lender is authorized, in its sole discretion, either in its own name or in the name of Grantor, to take such action as Lender shall deem appropriate for the collection of any such amounts. Regardless of any other provision hereof, Lender shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatever to anyone except Grantor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Lender shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any Collateral, or for informing Grantor with respect to any of such matters (irrespective of whether Lender actually has, or may be deemed to have, knowledge thereof).

(iii)The receipt of Lender to any Collateral Obligor shall be a full and complete release, discharge and acquittance to such Collateral Obligor, to the extent of any amount so paid to Lender.

(c)Record Ownership of Securities. Upon the occurrence and during  the continuance of an Event of Default, Lender at any time may have the Pledged Interests registered in its name, or in the name of its nominee or nominees, as pledgee; and Grantor shall execute and deliver to Lender all such proxies, powers of attorney, dividend coupons or orders and other documents as Lender may reasonably request for the purpose of enabling Lender to exercise the voting rights and powers which it is entitled to exercise hereunder and to receive the dividends and other payments which it is authorized to receive and retain hereunder.

(d)Voting of Equity Interests. So long as no Event of Default has occurred and is continuing, Grantor shall be entitled to exercise all voting rights pertaining to the Pledged Interests. Upon notice from Lender to Grantor after the occurrence and during the continuance of an Event of Default, the right to vote the Pledged Interests shall be vested exclusively in Lender. To this end, Grantor irrevocably appoints Lender the proxy and attorney-in-fact of Grantor, with full power of substitution, to vote and to act with respect to the Pledged Interests, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, and is continuing and irrevocable.

(e)Certain Proceeds. Any and all stock dividends or Distributions of property made on or in respect of the Pledged Interests, any cash withdraws from any capital account relating to any of the Pledged Interests, and any proceeds of the Pledged Interests, whether such dividends, Distributions, or proceeds result from a subdivision, combination or reclassification of any outstanding Equity Interests owned by Grantor or as a result of any merger, consolidation, acquisition or other exchange of assets to which Grantor may be a party, or otherwise, shall be part of the Pledged Interests hereunder, shall, if received by Grantor, be held in trust for the benefit of Lender, and shall forthwith be delivered to Lender (accompanied by proper instruments of assignment and/or transfer powers executed by the applicable Grantor in accordance with Lender’s instructions) to be held subject to the terms hereof. Prior to the occurrence and continuation of an Event of Default, any cash proceeds of Pledged Interests which come into the possession of Lender may, at Grantor’s option, be applied in whole or in part to the Secured Obligations, or be released in whole or in part to or on the written instructions of Grantor’s for any general or specific purpose not in violation of the Credit Agreement, or be retained in whole or in part by Lender as additional Pledged Interests. Upon the occurrence and continuation of an Event of Default, any cash proceeds of Pledged Interests shall be applied to the Secured Obligations.

(f)Authorization to File Financing Statements. Grantor hereby irrevocably authorizes Lender, at any time and from time to time, to file in any filing office in any UCC jurisdiction financing statements and fixture filings, and amendments to any such statements or filings, identifying the Collateral.

12.Issuers.

(a)Each of the Issuers hereby acknowledges, consents and agrees to the pledge and grant of the Security Interest in the Collateral by Grantor pursuant to this Agreement, together with all rights accompanying such pledge and Security Interest as provided by this Agreement and applicable laws, notwithstanding any anti-assignment provisions or other provisions in any Organizational Documents of any such Issuer that purport to prohibit or otherwise restrict the ability of any Person to pledge, encumber, or transfer any of the Equity Interests issued by any such Issuer.

(b)Until notified otherwise in writing by Lender, Grantor hereby authorizes and directs each Issuer, and each Issuer hereby agrees, upon such Issuer’s receipt of written notice from Lender indicating that an Event of Default has occurred and is continuing, to deliver all dividends, distributions and other payments in respect of the Pledged Interests directly to Lender at the following address: 990 N. Woodland Boulevard, Deland, Florida 32720, Attn: Ryan G. James, President and Suzette A. Hill, Vice President of Lending.

(c)Each Issuer further agrees that it will, without further consent of Grantor, (i) accept and comply solely with instructions originated by Lender with respect to any dividends, distributions, and other payments in respect of, or any transfers, exchanges, redemptions, or other dispositions of, all or any portion of the Pledged Interests, (ii) refuse to comply with instructions originated by Grantor, and (iii) not make any distribution or pay any dividend or other amount in respect of the Pledged Interests to Grantor or any other Person (other than Lender), in each case until such Issuer is notified in writing by Lender that the Security Interest on such Pledged Interests created hereby has been released.

13.Miscellaneous.

(a)GOVERNING LAW. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN ANY OTHER LOAN DOCUMENT, THIS AGREEMENT AND THE OTHER LOAN

DOCUMENTS AND ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES AND CAUSES OF ACTION BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO ANY CONFLICT  OF LAW PRINCIPLES.

(b)Consent to Forum.

(i)       FORUM. EACH GRANTOR CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN ORANGE COUNTY, FLORIDA, OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (AND WHETHER FOUNDED ON CONTRACT, TORT OR OTHERWISE), AND AGREES THAT IT WILL NOT COMMENCE ANY SUCH DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING IN ANY OTHER FORUM. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL JURISDICTION, TO VENUE THEREIN OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES UNDER THE CREDIT AGREEMENT.

(ii)       Nothing herein shall limit the right of Lender to bring proceedings or exercise rights against any Obligor or other Person or its assets (including, without limitation, Collateral) in any other court or other forum, nor limit the right of any party to serve process in any other manner permitted by applicable law. Initiating such action or proceeding or taking any other action in any other court or forum shall in no event constitute a waiver by Lender of any of the foregoing.

(iii)       Each Grantor hereby acknowledges that (i) the negotiation, execution, and delivery of the Loan Documents constitute the transaction of business within the State of Florida, (ii) any cause of action arising under any of said Loan Documents will be a cause of action arising from such transaction of business, and (iii) each Grantor understands, anticipates, and foresees that any action for enforcement of payment of the obligations or the Loan Documents may be brought against it in the State of Florida.

(c)WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, LITIGATION OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS

OF THE PARTIES HERETO OR THERETO WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THE COLLATERAL OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ASSERTED IN ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANOTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(d)Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable in any jurisdiction (a) it shall not affect the validity, legality and enforceability of the remaining provisions thereof, (b) the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction, and (c) the parties shall engage in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)Multiple Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same  instrument. Loan Documents may be signed and transmitted by facsimile, portable document format (PDF), or other electronic means, and shall have the same effect as manually-signed originals and shall be binding on all Grantors and Lender.

(f)Waivers. Except to the extent expressly otherwise provided in this Agreement or in any other Loan Documents, Grantors waive (i) any right to require Lender to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Lender may have, (ii) demand, notice, protest, notice of acceptance, notice of loans made, Collateral received or delivered, notice of acceleration, notice of the intent to accelerate, all other demands and notices of any type or nature, and all other suretyship defenses; and (iii) all rights of marshaling in respect of any or all of the Collateral.

(g)Binding Effect and Assignment. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective successors and permitted assigns. No  Grantor may assign or transfer any of its rights, duties, or obligations under any of the Loan Documents. Lender may assign or transfer any of its rights, duties, or obligations under any of the Loan Documents. To the extent of such assignment, (a) the assignee shall be a party to this Agreement and shall have the rights and obligations of Lender under such Loan Documents, and (b) the assigning Lender shall be released from its obligations under the Loan Documents, but shall continue to be entitled to the benefits of any provisions hereof that, pursuant to this Agreement, would survive the payment in full of the obligations.

(h)Notice. Any notice or communication required or permitted under this Agreement must be given as prescribed in the Credit Agreement.

(i)Amendments. This Agreement may only be amended by a writing executed by Grantors and Lender.

(j)Additional Grantors. Each Person that is required after the date hereof to become a party to this Agreement as a Grantor shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Person of a joinder agreement or supplement in Acceptable Form.

ENTIRETY. THIS AGREEMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures appear on the following pages.]

EXECUTED as of the date set forth in the preamble.

GRANTOR:

LFTD PARTNERS INC., a Nevada corporation

By:	/s/ William C. Jacobs
Name:	William C. Jacobs
Title:	President

Signature Page to Pledge Agreement

SECURED PARTY:

SURETY BANK

By:	/s/ Brian Peters
Name:	Brian Peters
Title:	Chief Financial Officer

Signature Page to Pledge Agreement

Each of the undersigned Issuers hereby acknowledges and agrees to the terms of this Agreement and agrees to comply with the terms of this Agreement in all respects.

ISSUERS:

LIFTED LIQUIDS, INC., an Illinois corporation

By:	/s/ William Jacobs
Name:	William Jacobs
Title:	President

BENDISTILLERY, INC., an Oregon corporation

By:	/s/ Alan Dietrich
Name:	Alan Dietrich
Title:	President

BEND SPIRITS, INC., an Oregon corporation

By:	/s/ Alan Dietrich
Name:	Alan Dietrich
Title:	President

ABLIS HOLDING COMPANY, an Oregon corporation

By:	/s/ Max Bendis
Name:	Max Bendis
Title:	President

Signature Page to Pledge Agreement

SCHEDULE 1

Pledged Interests

Issuer	Owner	Pledged Equity Interests	Percentage Owned	Other Liens
Lifted Liquids, Inc.	LFTD Partners Inc.	100%	100%
Bendistillery, Inc.	LFTD Partners Inc.	100%	4.99%
Bend Spirits, Inc.	LFTD Partners Inc.	100%	4.99%
Ablis Holding Company	LFTD Partners Inc.	100%	4.99%

Schedule 1 to Pledge Agreement

EXHIBIT A TO

PLEDGE AGREEMENT

FORM OF TRANSFER POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto

 , a  , one hundred percent (100%) of the shares  of  the [common stock] of  (the “Company”), registered in its name on the books of the Company [and represented by Certificate No. ], and does hereby irrevocably  constitute and appoint   as its attorney to transfer said shares on the books of the Company with full power of substitution in the premises.

Dated:  ,

,
a

By:
Name:
Title:

Exhibit A